United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (314) 529-3600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 6, 2014, Perficient, Inc., a Delaware corporation (“Perficient”) announced its financial results for the three and nine months ended September 30, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

Financial Results Presentation

On November 6, 2014, Perficient posted on the Investor Relations page of its website at www.perficient.com a slide presentation related to its third quarter 2014 financial results and operating metrics. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information contained or incorporated in our website is not part of this filing.

Amendment to Share Repurchase Plan

On November 6, 2014, Perficient announced that its Board of Directors authorized an amendment to Perficient's previously disclosed stock repurchase program to increase the overall amount of the program by $10,000,000, thereby increasing the total authorization under the program to $100,000,000, and to extend the expiration date for the program from December 31, 2014 to June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated November 6, 2014, announcing financial results for the three and nine months ended September 30, 2014 and the expansion of share repurchase program
99.2	Perficient, Inc. Q3 2014 Financial Results Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: November 6, 2014	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index
Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated November 6, 2014, announcing financial results for the three and nine months ended September 30, 2014 and the expansion of share repurchase program
99.2	Perficient, Inc. Q3 2014 Financial Results Presentation